UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2011

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio		44654
(Address of principal executive offices)		(Zip Code)

(330) 674-9015

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective as of the close of business on October 14, 2011, The Commercial and Savings Bank of Millersburg, a wholly owned subsidiary of CSB Bancorp, Inc., completed the branch purchase and assumption of liabilities of two branches of Premier Bank & Trust, National Association, (“Premier”) located in Wooster, Ohio pursuant to the terms of the Office Purchase and Assumption Agreement dated as of June 23, 2011, (the “Purchase Agreement”). Under the terms and conditions of the Purchase Agreement, Commercial and Savings Bank acquired the real estate and fixed assets located at Premier’s two Wooster branches, $9 million in loans, and assumed total deposits of approximately $74 million. Commercial and Savings Bank paid a 5% premium on all deposit accounts. As a result of this purchase, the two full-service banking offices of Premier Bank, located at 305 West Liberty Street and 3562 Commerce Parkway in Wooster, Ohio, became full-service banking offices of The Commercial and Savings Bank of Millersburg, Ohio.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

If required, the financial statements of the branch assets acquired and the branch liabilities assumed for the periods specified in the applicable provisions of Regulation S-X will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The pro forma financial information required by the applicable provisions of Regulation S-X will be filed by amendment to this Current Report on Form 8-K, if required, within 71 calendar days after the date of this Current Report on Form 8-K.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K or incorporated into this Current Report on

Form 8-K by reference:

Exhibit No.	Description

2.1	Office Purchase and Assumption Agreement, dated as of June 23, 2011 by and between The Commercial and Savings Bank of Millersburg, Ohio and Premier Bank & Trust, National Association (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 10-Q of CSB Bancorp, Inc., dated June 30, 2011 and filed on August 12, 2011 (File No. 0-21714))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB BANCORP, INC.

Dated: October 19, 2011	By:	/s/ Paula J. Meiler
Paula J. Meiler
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Office Purchase and Assumption Agreement, dated as of June 23, 2011 by and between The Commercial and Savings Bank of Millersburg, Ohio and Premier Bank & Trust, National Association (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 10-Q of CSB Bancorp, Inc., dated June 30, 2011 and filed on August 12, 2011 (File No. 0-21714))